Special Opportunities Fund, Inc. January 29, 2021

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) for 2021, based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On January 29, 2021, the monthly distribution under the MDP of $0.094 per share will be paid to stockholders of record on January 20, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 29, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.002	2.52%	$0.002	2.52%
Net Realized Short-Term Capital Gains	$0.092	97.48%	$0.092	97.48%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.094	100.00%	$0.094	100.00%

Information regarding the Fund’s performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2020[2]	9.16%
Current Annualized Distribution Rate (current fiscal year)[3]	6.99%
Current Fiscal Year Cumulative Total Return[4]	9.24%
Cumulative Distribution Rate (current fiscal year)[5]	6.99%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2020, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2020 through December 31, 2020, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2020, through December 31, 2020) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2020.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. February 26, 2021

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) for 2021, based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On February 26, 2021, the monthly distribution under the MDP of $0.094 per share will be paid to stockholders of record on February 17, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 26, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.018	19.07%	$0.020	10.80%
Net Realized Short-Term Capital Gains	$0.076	80.93%	$0.168	89.20%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.094	100.00%	$0.188	100.00%

Information regarding the Fund’s performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2021[2]	11.14%
Current Annualized Distribution Rate (current fiscal year)[3]	6.66%
Current Fiscal Year Cumulative Total Return[4]	5.60%
Cumulative Distribution Rate (current fiscal year)[5]	0.55%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through January 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through (January 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of January 31, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. March 31, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) for 2021, based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On March 31, 2021, the monthly distribution under the MDP of $0.094 per share will be paid to stockholders of record on March 22, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 31, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.028	30.04%	$0.049	17.40%
Net Realized Short-Term Capital Gains	$0.029	30.64%	$0.205	72.78%
Net Realized Long-Term Capital Gains	$0.037	39.32%	$0.028	9.82%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.094	100.00%	$0.282	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 28, 2021[2]	12.01%
Current Annualized Distribution Rate (current fiscal year)[3]	6.48%
Current Fiscal Year Cumulative Total Return[4]	9.16%
Cumulative Distribution Rate (current fiscal year)[5]	1.08%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of February 28, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through February 28, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through (February 28, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of February 28, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. April 30, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) for 2021, based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On April 30, 2021, the monthly distribution under the MDP of $0.094 per share will be paid to stockholders of record on April 21, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 30, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.029	30.67%	$0.078	20.89%
Net Realized Short-Term Capital Gains	$0.047	50.42%	$0.254	67.50%
Net Realized Long-Term Capital Gains	$0.018	18.91%	$0.044	11.61%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.094	100.00%	$0.376	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2021[2]	11.22%
Current Annualized Distribution Rate (current fiscal year)[3]	6.44%
Current Fiscal Year Cumulative Total Return[4]	10.37%
Cumulative Distribution Rate (current fiscal year)[5]	1.61%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of March 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through March 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through (March 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of March 31, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. May 28, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) for 2021, based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On May 28, 2021, the monthly distribution under the MDP of $0.094 per share will be paid to stockholders of record on May 19, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 28, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.094	100.00%	$0.236	50.14%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.184	39.10%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.050	10.76%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.094	100.00%	$0.470	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on April 30, 2021[2]	11.66%
Current Annualized Distribution Rate (current fiscal year)[3]	6.25%
Current Fiscal Year Cumulative Total Return[4]	14.37%
Cumulative Distribution Rate (current fiscal year)[5]	2.08%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of April 30, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through April 30, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through April 30, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of April 30, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. June 30, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) for 2021, based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On June 30, 2021, the monthly distribution under the MDP of $0.094 per share will be paid to stockholders of record on June 21, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 30, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.035	37.48%	$0.270	47.95%
Net Realized Short-Term Capital Gains	$0.018	19.42%	$0.214	37.98%
Net Realized Long-Term Capital Gains	$0.041	43.10%	$0.080	14.07%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.094	100.00%	$0.564	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2021[2]	11.82%
Current Annualized Distribution Rate (current fiscal year)[3]	6.18%
Current Fiscal Year Cumulative Total Return[4]	16.23%
Cumulative Distribution Rate (current fiscal year)[5]	2.57%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of May 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through May 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through May 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of May 31, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. July 30, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) from January through June 2021 and effective July 1, 2021 at a rate of 8% (or 0.6667% per month) , based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On July 30, 2021, the monthly distribution under the MDP of $0.1075 per share will be paid to stockholders of record on July 21, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the July 30, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	July 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0123	11.46%	$0.2696	40.15%
Net Realized Short-Term Capital Gains	$0.0271	25.17%	$0.2932	43.67%
Net Realized Long-Term Capital Gains	$0.0000	63.37%	$0.1087	16.18%
Return of Capital	$0.0681	0.00%	$0.0000	0.00%
Total Distribution	$0.1075	100.00%	$0.6715	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on June 30, 2021[2]	10.33%
Current Annualized Distribution Rate (current fiscal year)[3]	7.01%
Current Fiscal Year Cumulative Total Return[4]	10.37%
Cumulative Distribution Rate (current fiscal year)[5]	3.27%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of June 30, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through June 30, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through June 30, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of June 30, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. August 31, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) from January through June 2021 and effective July 1, 2021 at a rate of 8% (or 0.6667% per month) , based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On August 31, 2021, the monthly distribution under the MDP of $0.1075 per share will be paid to stockholders of record on August 20, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the August 31, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	August 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.1047	97.38%	$0.3913	50.23%
Net Realized Short-Term Capital Gains	$0.0005	0.47%	$0.2548	32.71%
Net Realized Long-Term Capital Gains	$0.0023	2.15%	$0.1329	17.06%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.1075	100.00%	$0.7790	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on July 31, 2021[2]	9.16%
Current Annualized Distribution Rate (current fiscal year)[3]	7.24%
Current Fiscal Year Cumulative Total Return[4]	7.61%
Cumulative Distribution Rate (current fiscal year)[5]	4.02%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of July 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through July 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through July 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of July 31, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. September 30, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) from January through June 2021 and effective July 1, 2021 at a rate of 8% (or 0.6667% per month) , based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On September 30, 2021, the monthly distribution under the MDP of $0.1075 per share will be paid to stockholders of record on September 21, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 30, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0266	24.74%	$0.4114	46.41%
Net Realized Short-Term Capital Gains	$0.0322	29.89%	$0.3113	35.11%
Net Realized Long-Term Capital Gains	$0.0202	18.82%	$0.1638	18.48%
Return of Capital	$0.0285	26.55%	$0.0000	0.00%
Total Distribution	$0.1075	100.00%	$0.8865	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2021[2]	9.28%
Current Annualized Distribution Rate (current fiscal year)[3]	7.16%
Current Fiscal Year Cumulative Total Return[4]	9.47%
Cumulative Distribution Rate (current fiscal year)[5]	4.61%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of August 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through August 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through August 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of August 31, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. October 29, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) from January through June 2021 and effective July 1, 2021 at a rate of 8% (or 0.6667% per month) , based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On October 29, 2021, the monthly distribution under the MDP of $0.1075 per share will be paid to stockholders of record on October 20, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 29, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0028	2.60%	$0.4046	40.70%
Net Realized Short-Term Capital Gains	$0.0266	24.76%	$0.3905	39.29%
Net Realized Long-Term Capital Gains	$0.0008	0.73%	$0.1989	20.01%
Return of Capital	$0.0773	71.91%	$0.0000	0.00%
Total Distribution	$0.1075	100.00%	$0.9940	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2021[2]	9.28%
Current Annualized Distribution Rate (current fiscal year)[3]	7.29%
Current Fiscal Year Cumulative Total Return[4]	8.22%
Cumulative Distribution Rate (current fiscal year)[5]	5.34%

1	The Fund’s current fiscal year began on January 1, 2021.

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of September 30, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through September 30, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through September 30, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of September 30, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. November 30, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) from January through June 2021 and effective July 1, 2021 at a rate of 8% (or 0.6667% per month) , based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On November 30, 2021, the monthly distribution under the MDP of $0.1075 per share will be paid to stockholders of record on November 18, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 30, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.1075	100.00%	$0.5411	49.12%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.3365	30.55%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.2239	20.33%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.1075	100.00%	$1.1015	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2021[2]	10.17%
Current Annualized Distribution Rate (current fiscal year)[3]	7.14%
Current Fiscal Year Cumulative Total Return[4]	11.22%
Cumulative Distribution Rate (current fiscal year)[5]	5.87%

1	The Fund’s current fiscal year began on January 1, 2021

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through October 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through October 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of October 31, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. December 31, 2021 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 7% (or 0.5833% per month) from January through June 2021 and effective July 1, 2021 at a rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2020.  On December 31, 2021, the monthly distribution under the MDP of $0.1075 per share will be paid to stockholders of record on December 21, 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 31, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0531	49.37%	$0.5942	49.15%
Net Realized Short-Term Capital Gains	$0.0391	36.38%	$0.3735	30.89%
Net Realized Long-Term Capital Gains	$0.0153	14.25%	$0.2413	19.96%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.1075	100.00%	$1.209	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2021[2]	10.14%
Current Annualized Distribution Rate (current fiscal year)[3]	7.23%
Current Fiscal Year Cumulative Total Return[4]	10.46%
Cumulative Distribution Rate (current fiscal year)[5]	6.59%

1	The Fund’s current fiscal year began on January 1, 2021

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through November 30, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through November 30, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of November 30, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com